UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT,
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report September 18, 2015

TRINITY CAPITAL CORPORATION
(Exact name of Registrant as specified in its charter)

New Mexico
(State or other jurisdiction of incorporation)

000-50266	85-0242376
(Commission File Number)	(I.R.S. Employer Identification Number)

1200 Trinity Drive, Los Alamos, New Mexico	87544
(Address of principal executive offices)	(Zip Code)

(505) 662-5171
 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 18, 2015, the Board of Directors ("Board") of Trinity Capital Corporation ("Trinity") appointed Leslie Nathanson Juris to the Board.  Prior to Ms. Nathanson Juris' appointment, the Board increased its size from eight to nine members and appointed Ms. Nathanson Juris to fill the resultant vacancy.  Ms. Nathanson Juris, age 69, is the Founder and Managing Director of Nathanson/Juris Consulting which advises corporate executives on issues of strategy, leadership, culture, and organizational and personal performance.
Ms. Nathanson Juris will serve as a Class II director, which will stand for re-election at Trinity's 2017 annual meeting of shareholders. There were no material arrangements or understandings, or any material plan or contract, between Ms. Nathanson Juris and any other persons regarding her appointment. The Board has determined that Ms. Nathanson Juris satisfies the definition of "independent director."
Ms. Nathanson Juris was also appointed as a director on the Board of Directors of Los Alamos National Bank ("LANB") on September 18, 2015.
Ms. Nathanson Juris will participate in Trinity's standard outside director compensation program. Pursuant to this program, each member of Trinity's Board who is not an employee of Trinity receives a monthly retainer of $500 and a monthly retainer of $2,500 for service on the Board of LANB. In addition, Ms. Nathanson Juris was awarded an initial grant of 2,500 shares of Trinity common stock.
A copy of the press release dated September 21, 2015, announcing the appointment of Ms. Nathanson Juris to the Board is filed with this Form 8-K as Exhibit 99.1.

Certain statements contained in the attached press releases that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act.  These forward-looking statements are covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.  These statements, which are based on certain assumptions and estimates, describe Trinity's expectations and can generally be identified by the use of the words "may," "will," "should," "could," "estimate," "expect," and similar expressions., These forward-looking statements may include statements relating to Trinity's anticipated financial performance, financial condition and credit quality, as well as any other statements that are not historical facts.

Item 9.01.	Financial Statements and Exhibits
	(d)	Exhibits
		99.1	Trinity Capital Corporation Press Release announcing the appointment of Leslie Nathanson Juris to the Board of Directors dated September 21, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITY CAPITAL CORPORATION
Dated: September 21, 2015	By:	/s/ John S. Gulas
John S. Gulas Chief Executive Officer